Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free Health Care Fund

11|30|05

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Tax-Free Health Care Fund

11| 30| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	27
Shareholder meeting results	47

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 19 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Putnam Tax-Free Health Care Fund: potential for high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing involves taxes on income, which tend to impose a higher tax rate than, for example, taxes on qualified stock dividends. Investing in municipal bonds through a mutual fund such as Putnam Tax-Free Health Care Fund can help address this challenge while committing money to projects that support community interests.

While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income from most municipal bonds has the advantage of being exempt from federal taxes generally. This is because the bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities and, in some cases, industrial development.

Putnam Tax-Free Health Care Fund invests primarily in bonds issued to fund health-care projects. Examples include bonds that finance hospitals, nursing homes, and retirement communities. This sector can be attractive for investors because Americans are aging, demand for health services is increasing, and many of the issues pay above-average yields. The fund can also invest in sectors other than health care to maintain adequate diversification.

The bond holdings have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond. While some bonds have credit ratings from independent rating agencies such as Standard & Poor’s or Moody’s, many do not because their issuers decide not to pursue a rating that might be below investment grade. Investment managers conduct additional research to analyze non-rated bonds. Putnam’s team of municipal bond analysts has particular expertise in this sort of credit research to identify non-rated bonds that it believes have attractive risk/return profiles. Also, after purchasing a bond, the fund’s management team continues to monitor

Municipal bonds finance a range of projects and play a key role in health-care and medical services.

developments that could affect its results. The goal of Putnam’s research and active management is to pinpoint opportunities to adjust the fund’s holdings for the benefit of fund shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund concentrates its investments by sector, and involves more risk than a fund that invests more broadly.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. When buying or selling closed-end fund shares, you pay or receive the market price, which may be higher or lower than the NAV.

Putnam Tax-Free Health Care Fund seeks to provide as high a level of current income free from federal income tax, as Putnam Management believes is consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.

Highlights
• For the six months ended November 30, 2005, Putnam Tax-Free Health Care Fund had a
total return of 1.34% at net asset value (NAV) and -0.31% at market price.
• The fund’s primary benchmark, the Lehman Municipal Bond Index, returned 0.37%.
• The average return for the fund’s Lipper category, General and Insured Municipal Funds
(unleveraged closed-end), was 0.86%.
• The fund’s monthly dividend was reduced to $0.0429 per share, effective September 2005.
See page 11 for details.
• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 11/30/05

Since the fund’s inception (6/29/92), average annual return is 6.78% at NAV and 4.87% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price
10 years	6.01%	5.44%	79.27%	69.85%

5 years	6.72	4.73	38.45	25.97

3 years	6.20	5.86	19.78	18.63

1 year	5.55	4.84	5.55	4.84

6 months	--	--	1.34	-0.31

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Over the past six months, signs of continued economic improvement, including falling default rates, helped lower-rated debt (bonds rated Baa or lower) significantly outperform higher-rated debt. This was especially true among lower-rated issues in the health-care sector of the municipal bond market, which also benefited from stability of Medicare and Medicaid funding. The fund’s emphasis on the health-care sector and its investments in lower-rated bonds within and outside that sector enabled its results at net asset value (NAV) to outperform both its benchmark, which consists only of investment-grade bonds (bonds rated Baa or better), and the average for its Lipper peer group. The fund also benefited from its defensive duration position amid rising interest rates.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that may accompany economic growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates four times in 0.25% increments during the first half of the fund’s fiscal year. As a result, the federal funds rate rose from 3.00% at the beginning of the period to 4.00% at period-end. Yields rose across all maturities during the period and the yield curve flattened as shorter-term rates rose more than longer-term rates. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened based on strong interest among buyers in search of higher yields. Based on continued favorable legal rulings, spreads on tobacco settlement bonds narrowed. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended on price weakness as both Northwest and Delta filed for bankruptcy in September 2005. On a geographic basis, bonds issued by the territory of Puerto Rico, which are tax exempt in all states, underperformed for the period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect that callable bonds will be generally less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your portfolio, a strategy that contributed to relative results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. During the period, we positioned the portfolio to take advantage of the flattening of the yield curve. This strategy contributed modestly to relative results for the period.

The fund benefited from its overweight to lower-rated, higher-yielding bonds in comparison with other funds in its peer group, as this segment of the market outperformed during the period. An overweight to tobacco settlement bonds relative to the fund’s peer group contributed to results as this sector also outperformed. We increased the fund’s exposure to the single-family housing sector, as we believe rising interest rates and declining mortgage prepayments will

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/05.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	0.37%

Lehman Aggregate Bond Index (broad bond market)	-0.48%

Lehman Government Bond Index (U.S. Treasury and agency securities)	-0.63%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	2.72%

Equities
S&P 500 Index (broad stock market)	5.88%

Russell 2000 Index (small-company stocks)	10.47%

MSCI EAFE Index (international stocks)	11.23%

help this sector outperform. Avoiding bonds issued by Puerto Rico helped results as this segment of the market underperformed for the period.

Your fund’s holdings

The fund’s strategy of maintaining a short or defensive duration posture in anticipation of rising interest rates was the largest contributor to relative performance. One of the strategies we used to manage duration was selling Treasury bond futures. This enabled us to achieve our target duration without trading large volumes of securities, which takes longer to implement and can be more expensive for the fund.

The fund also benefited from its focus on the health-care sector. This segment of the market outperformed for several reasons. First of all, investors were seeking higher yields and the health-care sector generally offers a wide selection of higher-yielding, lower-rated bonds. Secondly, the sector benefited from relative stability with regard to its income sources. Healthy federal and state budgets translated into stable funding for Medicare and Medicaid. Relative stability and higher yields translated into growing demand and rising prices for bonds backed by health-care organizations. Two examples of strong performers in your portfolio were bonds issued by New Jersey Economic Development Authority for Cedar Crest Village, a retirement community in Garden City, New Jersey, and bonds

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings’ maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

issued by Grand Forks, North Dakota for Altru Health System, a provider of health-care services in the state.

Investments in tobacco settlement bonds issued by the Tobacco Settlement Authority of Washington and Badger Tobacco Asset Securitization Corporation (Wisconsin) were also positive contributors to relative results. Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of large judgments against the companies, and market sentiment with regard to this sector has tended to shift from concern about litigation to optimism based on their attractive yields. Bonds from this sector strengthened considerably during the fiscal year as the outcome of various litigation efforts proved positive for the tobacco industry. The fund’s exposure to these bonds was based on our analysts’ favorable outlook for the sector.

An increase in the value of a previously distressed holding -- bonds issued by the Waterford Economic Development Corporation to fund Canterbury-On-the-Lake, a continuing-care retirement community located in Waterford, Michigan -- also boosted performance during the period. During the period, bondholders worked with the issuer to restructure the debt. The price of the bonds rose as bondholders negotiated a tender of these bonds.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The pre-refunding of two issues in the portfolio also significantly contributed to relative results. Bonds issued by

Lufkin Health Facilities Development Corporation for Memorial Health System of East Texas with an original maturity date of 2028, were pre-refunded to 2008, and bonds issued by The California State Department of Water Resources with an original maturity date of 2020 were pre-refunded to 2012. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the bonds, as it did in these instances. The shortening of a bond’s time to maturity also contributes to the price increase, because the bonds are now being priced to a shorter point on the yield curve, which results in a lower yield and a higher bond price.

As discussed in the Strategy Overview, we increased the fund’s holdings in the single-family housing sector. We expect that this sector will outperform over the near term, as rising interest rates are likely to result in falling mortgage prepayment rates. In April 2005, for example, the fund purchased bonds in this sector issued by Missouri State Housing Development Commission. We have been avoiding bonds from state programs where issuers can “cross-call” bonds. Cross-calling occurs when the prepayments from one issue are used to prepay (or cross-call) bonds from another issue.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Of special interest

Interest income for the portfolio has fallen as older bonds -- purchased during a time when average yields were higher -- have matured and have been replaced with newer, lower-yielding bonds. Consequently, the fund’s monthly dividend was reduced from $0.0463 per share to $0.0429 per share effective with the September 2005 payment.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We currently plan to maintain the fund’s defensive duration and to continue to seek opportunities to increase the fund’s exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds appears to be slowing, we plan to continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of the fund’s tax-exempt investments taxable.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements for mutual funds, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 11/30/05

				Lipper General and
			Lehman	Insured Municipal
			Municipal	Funds (unleveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 6/29/92)	6.78%	4.87%	6.26%	6.05%

10 years	79.27	69.85	74.50	68.02
Annual average	6.01	5.44	5.73	5.31

5 years	38.45	25.97	33.35	30.23
Annual average	6.72	4.73	5.93	5.41

3 years	19.78	18.63	15.33	17.47
Annual average	6.20	5.86	4.87	5.51

1 year	5.55	4.84	3.90	5.35

6 months	1.34	-0.31	0.37	0.86

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 8 funds in this Lipper category.

Fund price and distribution information
For the six-month period ended 11/30/05

Distributions (number)	6

Income[1]	$0.2676

Capital gains[2]	--

Total	$0.2676

Share value:	NAV	Market price
5/31/05	$14.16	$12.21

11/30/05	14.04	11.91

Current yield (end of period)
Current dividend rate[2]	3.67%	4.32%

Taxable equivalent[3]	5.65	6.65

1	For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2	Capital gains, if any, are taxable for federal and, in most cases, state purposes. Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3	Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	NAV	Market price

Annual average
Life of fund (since 6/29/92)	6.80%	4.95%

10 years	79.22	74.63
Annual average	6.01	5.73

5 years	37.06	24.51
Annual average	6.51	4.48

3 years	18.64	17.72
Annual average	5.86	5.59

1 year	5.02	5.09

6 months	1.58	-0.59

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2005	●

Portfolio Leader	2004	●

Paul Drury	2005	●

Portfolio Member	2004	●

Susan McCormack	2005	●

Portfolio Member	2004	●

James St. John	2005	●

Portfolio Member	2004	●

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001-	$100,001

	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005	•

Chief Technology Officer	2004	•

Joshua Brooks	2005	•

Deputy Head of Investments	N/A

William Connolly	2005	•

Head of Retail Management	N/A

Kevin Cronin	2005	•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005		•

President and CEO	2004		•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005	•

General Counsel	2004	•

Richard Robie, III	2005	•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedules currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a)	0.55% of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”) or

(b)	0.65% of the first $500 million of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

The new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedule for your fund effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 99th percentile in management fees and in the 99th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees consid- ered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

70th	44th	33rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. The fund may engage in investment leverage through borrowing or the issuance of preferred shares. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

Shareholders of your fund approved the amended and restated management contract at a meeting on December 27, 2005 (which was an adjournment of the fund’s annual meeting originally held on October 28, 2005).

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement.

Notice regarding 2006 annual shareholder meeting

The 2006 annual meeting of shareholders of your fund is currently expected to be held in June 2006, rather than in October, as was stated in the proxy statement for the 2005 annual meeting. Accordingly, shareholder proposals to be included in the proxy statement for the 2006 meeting must be received by your fund on or before February 28, 2006. Shareholders who wish to make a proposal at the 2006 annual meeting -- other than one that will be included in the fund’s proxy materials -- should notify the fund no later than April 26, 2006. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2006 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than April 15, 2006, and no later than May 15, 2006. Notices of any such proposals should be addressed to the Clerk of your fund at One Post Office Square, Boston, Massachusetts 02109.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 11/30/05 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (98.9%)*

	Rating **	Principal amount	Value

Alabama (0.1%)
Sylacauga Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/35	B/P	$250,000	$250,703

Arizona (1.8%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 7/8s,
12/1/20 (Prerefunded)	BBB	600,000	667,236
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	600,000	658,650
Maricopa Cnty., School Dist. G.O. Bonds
(No. 006 Washington Elementary), Ser. B,
FSA, 5 3/8s, 7/1/13	Aaa	490,000	540,695
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	975,000	1,039,896
Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	528,185
			3,434,662

Arkansas (0.9%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29
(Prerefunded)	Baa2	1,000,000	1,146,920
Washington Cnty., Hosp. Rev. Bonds
(Regl. Med. Ctr.), Ser. B, 5s, 2/1/11	Baa2	500,000	517,640
			1,664,560

California (4.6%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	250,000	265,490
CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. A, 5 1/4s, 5/1/20 (Prerefunded)	A2	1,100,000	1,216,380

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

California continued
CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (Kaiser Permanente), Ser. C,
3.85s, 6/1/12	A+	$ 1,750,000	$1,727,250
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	1,250,000	1,311,025
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	4,000,000	11,200
Delano, COP (Delano Regl. Med. Ctr.),
5.6s, 1/1/26	BBB-	500,000	502,600
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	Baa1	300,000	302,331
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,600,000	1,698,864
Riverside Cnty., Asset Leasing Corp. Leasehold
Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
zero %, 6/1/25	Aaa	4,000,000	1,504,760
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev. Bonds
(San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	271,323
			8,811,223

Colorado (4.0%)
CO Hlth. Fac. Auth. Rev. Bonds
(Hosp. Impt. - NCMC, Inc.), FSA, 5 3/4s,
5/15/19 (Prerefunded)	Aaa	3,000,000	3,253,980
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,038,890
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	620,000	703,353
6 3/8s, 12/15/30	A3	630,000	690,329
Denver, Hlth. & Hosp. Auth. Hlth. Care Rev.
Bonds, Ser. A, 5 3/8s, 12/1/28	BBB	1,500,000	1,503,990
Montrose, Memorial Hosp. Rev. Bonds,
6 3/8s, 12/1/23	BBB-	500,000	531,695
			7,722,237

Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	750,000	786,030

Florida (3.0%)
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31	A+	1,000,000	1,079,150
(Adventist Hlth.), Ser. A, 5s, 11/15/23	A+	500,000	513,795
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Cypress Cove Hlth. Pk.), Ser. A,
6 3/8s, 10/1/25	BB-/P	1,000,000	1,027,620
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	BB+	880,000	959,068

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Florida continued
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), 5 3/4s, 12/1/32	A2	$ 1,340,000	$1,432,862
South Miami, Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth.), 5 1/4s, 11/15/33	Aa3	750,000	772,935
			5,785,430

Georgia (0.9%)
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth.
Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18
(Prerefunded)	AAA	1,000,000	1,150,480
GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
AMBAC, 6.4s, 1/1/13 (Prerefunded)	Aaa	110,000	125,357
Savannah, Econ. Dev. Auth. Poll. Control Rev.
Bonds (Intl. Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	500,000	518,375
			1,794,212

Hawaii (0.8%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22	Aaa	1,000,000	990,170
3.2s, 1/1/09	Aaa	505,000	497,970
			1,488,140

Idaho (0.4%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	750,000	765,008

Illinois (4.1%)
IL Hlth. Fac. Auth. Rev. Bonds
(Children’s Memorial Hosp.), Ser. A, AMBAC,
5 3/4s, 8/15/25 (Prerefunded)	Aaa	2,000,000	2,180,880
(West Suburban Hosp.), Ser. A, 5 3/4s,
7/1/15 (Prerefunded)	A1	1,000,000	1,084,450
(Hosp. Sisters Svcs., Inc.), Ser. A, MBIA,
5 1/4s, 6/1/08	Aaa	4,000,000	4,162,560
IL Hsg. Dev. Auth. Rev. Bonds (Homeowner
Mtge.), Ser. C-1
3.45s, 2/1/11	Aa2	200,000	198,046
3 3/8s, 8/1/10	Aa2	290,000	285,114
			7,911,050

Indiana (3.0%)
IN Hlth. Fac. Fin. Auth. Rev. Bonds
(Sister of St. Francis Hlth.), MBIA,
5 3/8s, 11/1/27	Aaa	1,000,000	1,048,400
(Cmnty. Hosp.), Ser. A, AMBAC,
5s, 5/1/24	Aaa	3,000,000	3,118,530

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Indiana continued
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	$500,000	$522,135
Rockport, Poll. Control Mandatory Put Bonds
(Indiana Michigan Pwr. Co.), Ser. C,
2 5/8s, 10/1/06	BBB	1,000,000	990,470
			5,679,535

Iowa (1.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB-/P	1,450,000	1,733,997
(Genesis Med Ctr), 6 1/4s, 7/1/25	A1	1,500,000	1,622,130
			3,356,127

Kansas (1.4%)
Lenexa, Hlth. Care Rev. Bonds (LakeView
Village), Ser. C, 6 7/8s, 5/15/32	BB+	500,000	539,960
Olathe, Hlth. Fac. VRDN (Olathe Med. Ctr.),
Ser. A, AMBAC, 3.03s, 9/1/32	A-1+	2,115,000	2,115,000
			2,654,960

Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Healthcare, Inc.), Ser. A,
6 5/8s, 10/1/28	BBB+/F	1,125,000	1,226,880

Louisiana (2.2%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A, 7s, 11/1/20	B-/P	1,040,000	1,061,507
LA Pub. Fac. Auth. Rev. Bonds
(Baton Rouge), MBIA
5s, 7/1/09	Aaa	2,010,000	2,104,169
5s, 1/1/09	Aaa	935,000	974,382
			4,140,058

Maine (2.0%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
Ser. C, FSA, 5 3/4s, 7/1/30	Aaa	1,500,000	1,618,545
Ser. B, FSA, 4.6s, 7/1/09	AAA	2,230,000	2,308,518
			3,927,063

Maryland (0.2%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/14	Baa1	345,000	374,946

Massachusetts (5.0%)
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15	BBB-/P	750,000	913,500
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	818,325
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	250,000	266,658
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	900,000	960,858

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Massachusetts continued
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	$ 1,000,000	$1,062,080
(Hlth. Care Syst. Covenant Hlth.),
Ser. E, 6s, 7/1/31	A	1,350,000	1,451,169
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,049,600
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB-	350,000	360,119
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/09	BBB-	1,135,000	1,182,284
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	489,000
(Partners Healthcare Syst.), Ser. F, 5s, 7/1/22	Aa3	1,000,000	1,044,840
			9,598,433

Michigan (6.2%)
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Baa3	500,000	519,365
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A,
5 3/4s, 9/1/17	Ba1	1,000,000	983,170
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds
(Bronson Methodist Hosp.), Ser. A, MBIA,
5s, 10/15/08	Aaa	2,000,000	2,086,460
MI State Hosp. Fin. Auth. Rev. Bonds
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A2	1,250,000	1,345,100
(Sparrow Hosp.), 5 5/8s, 11/15/31	A1	2,000,000	2,097,600
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	1,000,000	1,074,120
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	500,000	494,470
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	Aaa	770,000	765,010
Waterford, Econ. Dev. Corp. Rev. Bonds
(Canterbury Hlth.), 6s, 1/1/39	B-/P	3,075,000	2,569,747
			11,935,042

Minnesota (1.1%)
Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-
North Country Hlth.), 5 5/8s, 9/1/21	A	500,000	515,760
MN Agricultural & Econ. Dev. Board Rev. Bonds
(Evangelical Lutheran), 6s, 2/1/27	A3	750,000	808,425
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	250,000	266,568
Winona, Hlth. Care Fac. Rev. Bonds, Ser. A,
6s, 7/1/34	BBB-	500,000	518,265
			2,109,018

Mississippi (0.2%)
MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	435,000	458,847

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Missouri (2.2%)
MO Hsg. Dev. Comm. Rev. Bonds (Home
Ownership), Ser. D, GNMA Coll., FNMA Coll.,
5.55s, 9/1/34	Aaa	$785,000	$812,797
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,500,000	1,557,960
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. B-1, GNMA Coll., FNMA Coll.,
7.45s, 9/1/31	AAA	465,000	477,550
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	415,000	430,546
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan)
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	460,000	474,366
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	500,000	533,095
			4,286,314

New Hampshire (3.1%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08	BB-/P	375,000	375,675
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	1,000,000	1,003,130
NH Hlth. and Edl. Fac. Auth. Hosp. Rev. Bonds
(Concord Hosp.), FGIC, 5s, 10/1/24	Aaa	2,900,000	3,025,918
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29	BBB-/P	900,000	933,741
NH State Bus. Fin. Auth. Poll. Control Rev.
Bonds, 3 1/2s, 7/1/27	Baa2	650,000	631,033
			5,969,497

New Jersey (2.4%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27
(Prerefunded)	BBB-/F	500,000	533,810
(Cedar Crest Vlg., Inc.), Ser. A,
7 1/4s, 11/15/31	BB-/P	1,000,000	1,083,290
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group),
7 1/2s, 7/1/30	Baa3	750,000	834,660
Ser. A, AMBAC, 6s, 7/1/12	Aaa	2,000,000	2,247,520
			4,699,280

New Mexico (1.1%)
U. of NM Rev. Bonds (Hosp. Mtg.), FSA,
FHA Insd., 5s, 1/1/24	Aaa	2,000,000	2,070,400

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

New York (8.6%)
Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Nicholas H. Noyes Memorial Hosp.)
5 3/4s, 7/1/15	BB	$305,000	$317,786
5s, 7/1/10	BB	195,000	196,736
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.), Ser. C,
5 5/8s, 11/1/10	A3	615,000	640,935
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	B2	640,000	650,758
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	600,000	624,060
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	778,635
(Hosp. Insd. Mtg.), Ser. A, FSA, 5 1/4s,
8/15/12 #	Aaa	6,000,000	6,509,640
(Albany), Ser. A-1, FSA, FHA Insd.,
5s, 2/15/14	Aaa	2,475,000	2,658,868
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Ba1	500,000	505,870
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C,
7s, 8/1/31	BB-/P	750,000	787,913
Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. A, 5s, 12/1/13	BBB+	370,000	385,070
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry),
Ser. A, 7 1/4s, 11/1/28	BB-/P	1,000,000	1,075,400
Westchester, Tobacco Asset Securitization
Corp. Rev. Bonds, 5s, 6/1/26	BBB	1,000,000	960,360
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	BB	500,000	516,195
			16,608,226

North Carolina (1.1%)
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(1st Mtge. Givens Estates), Ser. A, 6 1/2s,
7/1/32	BB-/P	750,000	791,243
(1st Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	250,000	250,933
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,105,530
			2,147,706

North Dakota (0.6%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24	Baa2	1,000,000	1,111,720

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Ohio (2.0%)
Cuyahoga Cnty., Rev. Bonds, Ser. A,
6s, 1/1/32	Aa3	$ 1,250,000	$1,369,150
Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Care Refurbish & Impt.), Ser. A, 5 1/4s, 10/1/33	AA-	750,000	775,695
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22	A2	1,000,000	1,079,300
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	500,000	523,025
			3,747,170

Oklahoma (3.9%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt. Coll.
5 3/4s, 8/15/14 (Prerefunded)	Aaa	5,805,000	6,298,367
5 5/8s, 8/15/29 (Prerefunded)	Aaa	525,000	567,368
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	345,000	358,024
(Homeownership Loan), Ser. C-2,
GNMA Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	250,000	268,850
			7,492,609

Pennsylvania (10.9%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24	Aaa	2,210,000	2,624,220
Allegheny Cnty., Hosp. Dev. Auth. VRDN
(Presbyterian U. Hosp.), Ser. B2, 3.11s, 3/1/18	VMIG1	1,155,000	1,155,000
Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona
Hosp.), Ser. A, AMBAC, 4.7s, 7/1/08	Aaa	2,500,000	2,579,350
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.), 7 1/4s, 7/1/24	BB-/P	500,000	550,900
College Township, Indl. Dev. Auth. Rev. Bonds
(Nittany Valley Rehab. Hosp.), 7 5/8s, 11/1/07
(Prerefunded)	AAA/P	785,000	827,382
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A	250,000	261,890
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. - Bethlehem),
5 3/8s, 8/15/33	Baa2	750,000	764,843
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	2,000,000	2,052,900
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 6s, 1/1/43	BBB+	375,000	395,314
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia College of Osteopathic Med.),
5s, 12/1/11	A	1,215,000	1,273,199

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Pennsylvania continued
Philadelphia, Hosp. & Higher Edl. Fac.
Auth. Hosp. Rev. Bonds
(Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	$545,925	$682
(Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	701,513	877
Philadelphia, Indl. Dev. Auth. VRDN
(Fox Chase Cancer Ctr.), 2.98s, 7/1/25	A-1+	4,400,000	4,400,000
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	1,450,000	1,542,757
Washington Cnty., Hosp. Auth. Rev. Bonds
(Monongah Ela Vy Hosp.), 6 1/4s, 6/1/22	A3	1,250,000	1,351,238
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB+	500,000	532,900
York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac.
Rev. Bonds (Rehab. Hosp. of York), 7 1/2s,
9/1/07(Prerefunded)	AAA/P	650,000	679,777
			20,993,229

South Carolina (2.0%)
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37	A2	1,000,000	1,051,430
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	500,000	581,345
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth. Alliance)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	Baa2	800,000	946,648
Ser. C, 6s, 8/1/20	Baa1	1,250,000	1,351,713
			3,931,136

South Dakota (1.2%)
SD State Hlth & Edl. Fac. Auth. Rev. Bonds
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A,
5 1/2s, 11/1/31	A1	1,000,000	1,050,940
(Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,309,763
			2,360,703

Tennessee (0.8%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (1st Mtge. Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/33	BBB+	1,250,000	1,464,150

Texas (6.1%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A, 7s, 11/15/33	BB/P	715,000	770,670
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds,
6 1/4s, 8/15/29	BB	900,000	913,212

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Texas continued
Harris Cnty., Hlth. Fac. Dev. Corp. Rev.
Bonds (Christus Hlth.), Ser. A, MBIA
5 1/2s, 7/1/09	AAA/P	$ 1,760,000	$1,862,027
5 1/2s, 7/1/09 (Prerefunded)	AAA/P	240,000	256,562
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth. Care
Syst.), Ser. A, 5 1/4s, 12/1/18	A2	700,000	743,778
Lubbock, Hlth. Fac. Dev. Rev. Bonds (St. Joseph
Hlth. Syst.), FSA, 5 1/4s, 7/1/09	Aaa	3,535,000	3,717,265
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s, 2/15/28
(Prerefunded)	BBB	1,450,000	1,546,483
Tarrant Cnty., Hosp. Dist. Rev. Bonds, MBIA,
5 1/2s,8/15/19	Aaa	1,870,000	2,022,929
			11,832,926

Utah (2.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
6 3/4s, 5/15/20 (Prerefunded)	AAA	2,000,000	2,004,200
UT State Board Regents Rev. Bonds (Hosp.
of UT U.), Ser. A, MBIA, 5s, 8/1/12	Aaa	2,245,000	2,396,560
			4,400,760

Vermont (0.5%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	975,000	987,948

Virginia (1.7%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	750,000	795,075
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	1,500,000	1,550,835
VA State Hsg. Dev. Auth. Rev. Bonds
(Cmnwlth. Mtge.), 3.45s, 10/1/10	Aaa	1,000,000	985,670
			3,331,580

Washington (0.5%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	950,000	1,018,495

West Virginia (0.3%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	725,000	640,530

MUNICIPAL BONDS AND NOTES (98.9%)* continued

	Rating **	Principal amount	Value

Wisconsin (3.0%)
Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds, 7s, 6/1/28	BBB	$ 1,000,000	$1,094,030
WI State Hlth. & Edl. Fac. Rev. Bonds (Aurora
Med. Group Inc.), FSA, 6s, 11/15/09	Aaa	4,330,000	4,708,866
			5,802,896

TOTAL INVESTMENTS
Total investments (cost $185,711,675)	$190,771,439

*	Percentages indicated are based on net assets of $192,895,839.
**	The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at
	November 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While
	the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not neces-
	sarily represent what the agencies would ascribe to these securities at November 30, 2005. Securities rated by Putnam
	are indicated by “/P”. Securities rated by Fitch are indicated by “/F”.
†	Non-income-producing security.
#	A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts
	at November 30, 2005.
(F)	Security is valued at fair value following procedures approved by the Trustees.
	The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at November 30, 2005.
	The dates shown on Mandatory Put Bonds are the next mandatory put dates.
	The fund had the following industry group concentration greater than 10% at November 30, 2005 (as a percentage of
	net assets):
	Health care	84.7%
	The fund had the following insurance concentrations greater than 10% at November 30, 2005 (as a percentage of
	net assets):
	FSA	14.7%
	MBIA	10.9

	FUTURES CONTRACTS OUTSTANDING at 11/30/05 (Unaudited)

			Number of		Expiration	Unrealized
			contracts	Value	date	appreciation

	U.S. Treasury Note 5 yr (Short)		128	$13,560,000	Mar-06	$66,620

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $185,711,675)	$190,771,439

Cash	1,023,663

Interest and other receivables	2,987,057

Receivable for securities sold	101,436

Receivable for variation margin (Note 1)	10,000

Total assets	194,893,595

LIABILITIES
Distributions payable to shareholders	590,597

Payable for securities purchased	780,264

Payable for shares of the fund repurchased	181,737

Payable for compensation of Manager (Note 2)	314,568

Payable for investor servicing and custodian fees (Note 2)	26,655

Payable for Trustee compensation and expenses (Note 2)	39,856

Payable for administrative services (Note 2)	2,357

Other accrued expenses	61,722

Total liabilities	1,997,756

Net assets	$192,895,839

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 1)	$190,981,487

Distributions in excess of net investment income (Note 1)	(135,275)

Accumulated net realized loss on investments (Note 1)	(3,076,757)

Net unrealized appreciation of investments	5,126,384

Total -- Representing net assets applicable to capital shares outstanding	$192,895,839

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($192,895,839 divided by 13,735,325 shares)	$14.04

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/05 (Unaudited)

INTEREST INCOME	$ 4,561,844

EXPENSES
Compensation of Manager (Note 2)	642,414

Investor servicing fees (Note 2)	48,827

Custodian fees (Note 2)	44,915

Trustee compensation and expenses (Note 2)	11,764

Administrative services (Note 2)	7,640

Other	122,807

Total expenses	878,367

Expense reduction (Note 2)	(31,418)

Net expenses	846,949

Net investment income	3,714,895

Net realized gain on investments (Notes 1 and 3)	530,717

Net realized gain on futures contracts (Note 1)	175,024

Net unrealized depreciation of investments
and futures contracts during the period	(2,431,308)

Net loss on investments	(1,725,567)

Net increase in net assets resulting from operations	$ 1,989,328

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	11/30/05*	5/31/05

Operations:
Net investment income	$ 3,714,895	$ 7,982,097

Net realized gain (loss) on investments	705,741	(377,748)

Net unrealized appreciation (depreciation) of investments	(2,431,308)	6,660,739

Net increase in net assets resulting from operations	1,989,328	14,265,088

Distributions to shareholders: (Note 1)

From tax exempt income	(3,692,314)	(8,098,031)

From ordinary income	--	(20,707)

Decrease from shares repurchased (Note 4)	(858,386)	--

Total increase (decrease) in net assets	(2,561,372)	6,146,350

NET ASSETS
Beginning of period	195,457,211	189,310,861

End of period (including distributions in excess of net
investment income of $135,275 and $157,856, respectively)	$192,895,839	$195,457,211

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	13,807,168	13,807,168

Shares repurchased (Note 4)	(71,843)	--

Shares outstanding at end of period	13,735,325	13,807,168
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
	11/30/05	5/31/05	5/31/04	5/31/03	5/31/02	5/31/01

Net asset value,
beginning of period	$14.16	$13.71	$14.15	$13.61	$13.48	$13.18

Investment operations:
Net investment income (a)	.27	.58	.68	.74	.80	.79

Net realized and unrealized
gain (loss) on investments	(.13)	.46	(.45)	.49	.10	.40

Total from
investment operations	.14	1.04	.23	1.23	.90	1.19

Less distributions:
From net investment income	(.27)	(.59)	(.67)	(.69)	(.77)	(.89)

Total distributions	(.27)	(.59)	(.67)	(.69)	(.77)	(.89)

Increase from
repurchase of shares	.01	--	--	--	--	--

Net asset value,
end of period	$14.04	$14.16	$13.71	$14.15	$13.61	$13.48

Market price,
end of period	$11.91	$12.21	$11.75	$12.49	$11.99	$13.11

Total return at
market price (%)(b)	(.31)*	9.07	(.64)	10.22	(2.86)	19.40

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$192,896	$195,457	$189,311	$195,334	$187,886	$186,173

Ratio of expenses to
average net assets (%)(c)	.45*	.83	.82	.84	.88	.89

Ratio of net investment income
to average net assets (%)	1.91*	4.14	4.86	5.35	5.84	5.91

Portfolio turnover (%)	7.83*	36.22	24.24	25.46	19.71	12.01

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax-Free Health Care Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2005, the fund had a capital loss carryover of $3,514,449 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 522,204	May 31, 2008

113,427	May 31, 2009

2,878,818	May 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2006 $155,029 of losses recognized during the period November 1, 2004 to May 31, 2005. The aggregate identified cost on a tax basis is $185,703,935, resulting in gross unrealized appreciation and depreciation of $7,681,236 and $2,613,732, respectively, or net unrealized appreciation of $5,067,504.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the average weekly net assets.

In December 2005, consistent with the recommendation of the Trustees (including the Independent Trustees), the shareholders of the fund approved a new investment management contract that will allow for Putnam Management to receive management fees on leveraged assets raised through borrowing by the fund. In addition, the new contract, which goes into effect on January 1, 2006, reflects a reduced management fee structure agreed upon by the Trustees and Putnam Management in June 2005. Effective on January 1, 2006, the fund’s management fee is expected to be an annual rate of 0.55% of the “average weekly assets,” as described below.

Under the new contract, the fund will pay management fees to Putnam Management based on the fund’s “average weekly assets,” rather than to its average weekly net assets. “Average weekly assets” means, in effect, the weekly determinations of the difference between the fund’s total assets (including assets attributable to borrowing for investment purposes) and its total liabilities (excluding liabilities attributable to borrowing for investment purposes).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended November 30, 2005, the fund incurred $93,742 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended November 30, 2005, the fund’s expenses were reduced by $31,418 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $260, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $26,983,363 and $14,240,401, respectively. There were no purchases or sales of U.S. government securities.

Note 4 : Share repurchase program

On October 7, 2005, the Trustees authorized Putnam Management to implement a share repurchase program pursuant to which the fund may, over the 12 months following the announcement, repurchase up to 5% of its common shares outstanding as of such date. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended November 30, 2005, the fund repurchased 71,843 common shares for an aggregate purchase price of $858,386, which reflects a weighted-average discount from net asset value per share of 14.8% .

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Shareholder meeting results (Unaudited)

October 28, 2005 meeting

The annual meeting of shareholders of the fund was convened on October 28, 2005. At that meeting, consideration of all proposals was adjourned to a final meeting held on December 27, 2005.

December 27, 2005 meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Jameson A. Baxter	9,289,877	1,307,782

Charles B. Curtis	9,292,262	1,305,397

Myra R. Drucker	9,311,710	1,285,949

Charles E. Haldeman, Jr.	9,308,951	1,288,708

John A. Hill	9,292,568	1,305,091

Paul L. Joskow	9,302,139	1,295,520

Elizabeth T. Kennan	9,302,259	1,295,400

John H. Mullin, III	9,300,155	1,297,504

Robert E. Patterson	9,304,619	1,293,040

George Putnam, III	9,292,446	1,305,213

W. Thomas Stephens	9,187,862	1,409,797

Richard B. Worley	9,309,271	1,288,388

A proposal to amend the fund’s fundamental investment restriction with respect to borrowing and senior securities to permit the fund to engage in investment leverage was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
6,943,559	2,263,190	397,604	993,306

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
6,968,527	2,209,038	426,788	993,306

All tabulations are rounded to nearest whole number.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA705 230185 1/06

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment
Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers:

Registrant Purchase of Equity Securities

			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs

October 7, 2005
October 31
2005	17,571	$12.03	17,571	672,787

November 1,
2005 -
November 30,
2005	54,272	$11.92	54,272	618,515

The Board of Trustees announced a repurchase plan on October 7, 2005 for which

690,358 shares have been approved to be repurchased by the fund. The repurchase plan has been approved through October 6, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2006